Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
13.	Subsequent Events

On July 6, 2023 the Company entered into an agreement to extend the duration of the time charter parties with Clearlake for a fixed term of minimum 30 months and maximum of 36 months for vessels M/T Eco West Coast and M/T Eco Malibu. The daily rate of the extended period was agreed at $32,850.

On July 17, 2023, the Company received a termsheet from a major Chinese leasing company for the refinancing of the Cargill facility for the vessel M/T Eco Marina Del Ray, subject to definitive loan documentation and the bank’s credit committee approval. The facility will be in the form of a sale and leaseback agreement whereby the Company following the sale will bareboat charter back the vessel at bareboat hire rates comprising of financing principal based on straight-line amortization to the last purchase option, plus interest based on SOFR plus a margin. As part of this transaction, the Company will have continuous options to buy back the vessel at purchase prices stipulated in the bareboat agreement depending on when the option is exercised. The credit facility will not bear any commitment fees. The sale and leaseback facility will contain, customary covenants and event of default clauses, including cross-default provisions and restrictive covenants and performance requirements. This sale and leaseback agreement will be accounted as a financing transaction, as control will remain with the Company and the vessel will continue to be recorded as an asset on the Company’s balance sheet. In addition, the Company has continuous options to repurchase the vessel below fair value.